Exhibit 10.1

FIRST AMENDMENT

TO

SECURITIES PURCHASE AGREEMENT

This First Amendment to Securities Purchase Agreement (this “Amendment”) is made and entered into as of November 3, 2025, by and among Smart Powerr Corp., a Nevada corporation (the “Company”), and each of the purchasers (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”, and together with the Company, the “Parties”) identified on the signature pages to that certain Securities Purchase Agreement, dated as of October 23, 2025 (the “Purchase Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

RECITALS:

A. WHEREAS, the Company and the Purchasers entered into the Purchase Agreement, which sets forth the Parties’ rights and obligations with respect to the transactions contemplated thereby;

B. WHEREAS, in due consideration of the promises that the Parties have made to each other in the Purchase Agreement and therewith, the Parties desire to amend the Purchase Agreement in the manner set forth herein;

C. WHEREAS, Section 5.5 of the Purchase Agreement provides that the Purchase Agreement may be amended in a written instrument signed by the Company and the Major Stockholders holding at least 85% in interest of the Securities then-held; provided that prior to Closing the consent of all Purchasers shall be required (the “Requisite Consent”);

D. WHEREAS, the Purchasers identified on the signature pages hereto constitute the Requisite Consent; and

E. WHEREAS, the Parties intend that this Amendment shall be binding upon and inure to the benefit of each of the Parties and their respective successors and permitted assigns.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

AMENDMENTS

1.1 The Recital B of the Purchase Agreement is hereby amended and restated in its entirety, and replaced with the following:

B. The Purchasers, severally and not jointly, wish to purchase from the Company, and the Company wishes to sell and issue to the Purchasers, upon the terms and subject to the conditions stated in this Agreement, an aggregate of $22,185,000 (the “Financing Amount”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), and the Warrants (as defined herein) in the form attached hereto as Exhibit A.

1.2 Clause (a) of Section 2.1 of the Purchase Agreement is hereby amended and restated in its entirety, and replaced with the following:

2.1 Closing. (a) On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company will issue and sell to each Purchaser, and such Purchaser will purchase, severally and not jointly with each other Purchaser, the number of shares of Common Stock and the Warrants set forth opposite the name of such Purchaser on its signature page hereto. Notwithstanding anything herein to the contrary, to the extent that a Purchaser determines, in its sole discretion, that such Purchaser’s subscription amount (together with such Purchaser’s Affiliates, and any Person acting as a group together with such Purchaser or any of such Purchaser’s Affiliates) would cause such Purchaser’s beneficial ownership of the shares of Common Stock to exceed the Beneficial Ownership Limitation. The “Beneficial Ownership Limitation” shall be 4.99% (or, with respect to each Purchaser, at the election of the Purchaser at Closing, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of the Shares on the Closing Date. The purchase price per Share and Warrant shall be $1.305, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar events with respect to shares of Common Stock that occur after the date of this Agreement and prior to the Closing (collectively, the “Purchase Price”).

ARTICLE II

MISCELLANEOUS

2.1 No other Amendments. Except as expressly amended hereby, the terms and conditions of the Purchase Agreement shall continue in full force and effect.

2.2 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

2.3 Miscellaneous. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

Smart Powerr Corp.

By:
	Name:	Guohua Ku
	Title:	Chief Executive Officer

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By execution and delivery of this signature page, you are (a) agreeing to become (i) a Purchaser, as defined in this Purchase Agreement, by and among Smart Powerr Corp., a Nevada corporation (the “Company”), and each of the Purchasers, and (b) acknowledging that you have read and acknowledge each of the representations in the Purchase Agreement section entitled “Representations and Warranties,” and (c) hereby representing that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The Company’s countersignature will be delivered to each Purchaser as part of the closing of the transaction.

Purchaser hereby elects to subscribe under the Purchase Agreement for a total of $[                                           ] in consideration for the following number of Shares and Warrants:

Number of Shares:

Number of Warrants (if applicable):

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON/ COMMUNITY PROPERTY, or if the Purchaser is a REVOCABLE TRUST:

PURCHASER:	JOINT PURCHASER (if any):

Print Name:	Print Name:
SSN#:	SSN#:
Signature:	Signature:
Date:	Date:
Address:

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or IRREVOCABLE TRUST:

Name of Entity:		Federal Tax Payer ID:
Print Name (Signatory):		Additional Name (if any):
Title:		Title:
Signature:		Signature:
Date:		Date:
Address:
State of Organization:	___________

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